Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Apr. 30, 2022	Jan. 31, 2022	Apr. 30, 2021
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 107	$ 137	$ 13
Bifurcated embedded derivative liabilities	488	648	562
Other liabilities designated at FVTPL	$ 99	$ 26	$ 26